          AMENDMENT NO. 2, dated as of March 10, 1995 (this "AMENDMENT"), to the Agreement and Plan of Merger, dated as of August 27, 1994, as amended as of the date hereof (the "Merger Agreement"), among VIACOM INC., a Delaware corporation ("VIACOM"), PARAMOUNT COMMUNICATIONS REALTY CORPORATION, a Delaware corporation and an indirect wholly owned subsidiary of Viacom (the "SELLER"), MADISON SQUARE GARDEN CORPORATION, a Delaware corporation and a wholly owned subsidiary of the Seller ("MSG"), ITT CORPORATION, a Delaware corporation ("ITT"), RAINBOW GARDEN CORPORATION, a Delaware corporation ("RAINBOW" and together with ITT, each a "PARENT" and collectively, the "PARENTS"), and MSG HOLDINGS, L.P., a Delaware limited partnership (the "PURCHASER").

                             W I T N E S S E T H:

          WHEREAS, the parties hereto are parties to the Merger Agreement (capitalized terms not defined herein have the meanings ascribed to them in the Merger Agreement); and

          WHEREAS, the parties hereto desire to amend the Merger Agreement in certain respects and resolve certain matters thereunder;

          NOW THEREFORE, in consideration of the premises and of the mutual agreements and understandings hereinafter set forth, the parties hereto hereby agree as follows:

          SECTION 1. AMENDMENTS TO MERGER AGREEMENT. The Merger Agreement is, effective as of the date hereof, hereby amended as follows:

          (a) The definitions contained in Section 1.01 of the terms "Final Net Worth", "Post-Closing Balance Sheet", "Purchaser's Accountants" and "Seller's Accountants" shall be deleted in their entirety.

          (b) The text of Section 2.05 shall be deleted in its entirety and the following text shall be inserted in its place:

               "SECTION 2.05. POST-CLOSING ADJUSTMENT. The Merger Consideration shall be subject to adjustment after the Closing as specified in this Section 2.05:

               (a) The Merger Consideration shall be subject to a post-Closing downward adjustment in an amount equal to $65,900,000 (the "POST-CLOSING ADJUSTMENT AMOUNT").

               (b) The Purchaser shall deduct from the Merger Consideration payable by the Purchaser at the Closing pursuant to Section 2.04 an amount equal to the Post-Closing Adjustment Amount.

          (c) The text of Section 5.12 shall be deleted in its entirety and the following text shall be inserted in its place:

               "SECTION 5.12. CHRISTMAS SHOW. Prior to the Closing, Viacom shall cause Antics Inc., a Delaware corporation and an indirect wholly owned subsidiary of Viacom ("ANTICS"), and all other direct and indirect subsidiaries of Viacom which have any right, title or interest in or to any of the property or assets, including, without limitation, contractual and intellectual property rights, used in the presentation, promotion and exploitation of that musical adaptation of Charles Dickens' "A Christmas Carol" presented in the Paramount Theater in 1994 (the "CHRISTMAS SHOW"), to assign to MSG all of such right, title and interest, including the right to present, promote and exploit the Christmas Show on a worldwide basis, and MSG shall assume all of the liabilities and obligations of Viacom, Antics and such other subsidiaries relating to the Christmas Show. Viacom shall cause the Letter Agreement, dated August 15, 1994, between Antics and MSG, to be terminated effective as of the Closing, whereupon such agreement shall be of no further force and effect. Following such assignment and assumption, Viacom and its subsidiaries shall have no further rights to present, promote or exploit the Christmas Show. Notwithstanding anything to the contrary contained herein, in the Letter Agreement, dated August 15, 1994, between Antics and MSG, or in any other document or communication, the Partnership shall have no rights whatsoever in the name "Nickelodeon", "Nickelodeon Family Classics", "MTV Networks", "Viacom" or any other name, trade name, trademark or service mark owned by Viacom or its affiliates (other than MSG) other than those used or intended to be used exclusively in connection with the presentation, promotion and exploitation of the Christmas Show, and shall not in any manner use or otherwise exploit the name "Nickelodeon", "Nickelodeon Family Classics", "MTV Networks" or "Viacom" or any other such name, trade name, trademark or service mark or any name, trade name, trademark or service mark similar or related thereto."

          (d) In Section 7.01(a), the phrase "the amount reflected as current Taxes payable in the Post-Closing Balance Sheet" shall be deleted and the phrase "$2,564,500" shall be inserted in its place.

          (e) In Section 7.01(c), the phrase "the amount reflected as current Taxes payable in the Post-Closing Balance Sheet" shall be deleted and the phrase "$2,564,500" shall be inserted in its place.

         (f) The text of Section 10.01 shall be deleted in its entirety and the following text shall be inserted in its place:

               "SECTION 10.01. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The covenants and agreements of the Seller and Viacom under Section
          5.01 and the representations and warranties of the parties hereto contained herein shall expire with, and shall be terminated and extinguished upon, the Closing, the Purchaser and the Parents shall have no remedy whatsoever for breach of the covenants and agreements of the Seller and Viacom under Section 5.01, and the parties hereto shall have no remedy whatsoever for breach of the representations and warranties of any other party contained herein; PROVIDED, HOWEVER, that the representations and warranties of the Seller and Viacom contained in Section 3.03 shall survive the Closing and shall remain in full force and effect, regardless of any investigation made by or on behalf of any party hereto, for a period of six months after the Closing Date; and PROVIDED FURTHER, HOWEVER, that the indemnities contained in Article VII of this Agreement shall survive until 60 days after the expiration of the applicable statute of limitations."

          SECTION 2. EFFECT OF AMENDMENTS. Except as and to the extent expressly modified by this AGREEMENT, the Merger Agreement shall remain in full force and effect in all respects.

          SECTION 3. EFFECTIVENESS. This Amendment shall terminate and be of no force and effect if the Closing shall not have occurred by 5:00 p.m. on Friday, March 10, 1995.

          SECTION 4. GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts executed in and to be performed in that State.

          SECTION 5. COUNTERPARTS. This Amendment may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on their behalf as of the date first written above.

                                   VIACOM INC.

                                   By  /s/ Michael D. Fricklas
                                      ---------------------------------
                                        Name:  Michael D. Fricklas
                                        Title: Senior Vice President

                                   PARAMOUNT COMMUNICATIONS
                                     REALTY CORPORATION

                                   By  /s/ Michael D. Fricklas
                                      ---------------------------------
                                        Name:  Michael D. Fricklas
                                        Title: Senior Vice President

                                   MADISON SQUARE GARDEN
                                     CORPORATION

                                   By  /s/ Michael D. Fricklas
                                      ---------------------------------
                                       Name:  Michael D. Fricklas
                                       Title: Senior Vice President

                                   ITT CORPORATION

                                   By   /s/ Harlan W. Murray
                                       --------------------------------
                                        Name:  Harlan W. Murray
                                        Title: Vice President

                                   RAINBOW GARDEN CORPORATION

                                   By  /s/ Marc A. Lustgarten
                                      ---------------------------------
                                        Name:  Marc A. Lustgarten
                                        Title:    Vice Chairman

                                   MSG HOLDINGS, L.P., by MSG Eden
                                     Corp., as general partner

                                   By  /s/ Harlan W. Murray
                                      ---------------------------------
                                        Name:  Harlan W. Murray
                                        Title:    Vice President